Goodness Growth Holdings Announces Second Quarter 2021 Financial Results

– Q2 GAAP revenue of $14.2 million increased 16% compared to Q2 2020 –

– Excluding former PA and OH subsidiaries, Q2 revenue increased 45% YoY and 8% sequentially –

– Record GAAP gross profit margin of 49% reflects greater scale and improving efficiency of operations –

MINNEAPOLIS – August 13, 2021 – Goodness Growth Holdings, Inc. ("Goodness Growth" or the "Company") (CSE: GDNS; OTCQX: GDNSF), a physician-led, science-focused cannabis company and IP incubator, today reported financial results for its second quarter ended June 30, 2021. All currency figures referenced in this press release reflect U.S. dollar amounts.

“Our second quarter performance was in line with our expectations, and we were pleased to see increased scale and efficiency of operations contribute to record gross margin performance during the quarter,” said Chairman and Chief Executive Officer, Kyle Kingsley, M.D. “As we discussed on last quarter’s call, our wholesale performance in Maryland was temporarily impacted by the move to our recently completed state-of-the-art manufacturing facility, and we expect to see that facility reach normalized production levels during the third quarter of this year. Additionally, our expansion projects in New Mexico and Arizona will help strengthen revenue and profitability in the second half of this year, especially in the fourth quarter when the expansion projects are operating at full capacity.”

Dr. Kingsley continued, “Our operating teams are focused on flower production, strain variety and quality in all of our markets, and we’re continuing to make progress on our expansion plans in New York and we will share updates on these plans throughout the year. As a reminder, the recent passage of adult-use legislation in New York and New Mexico and the inclusion of flower to Minnesota’s medical program have substantially improved our long-term outlook in each of these markets.”

Second Quarter Business Highlights

●	Total revenue of $14.2 million increased 16.5 percent year-over-year. Excluding results from the Company’s former subsidiaries in Pennsylvania, revenue increased 44.5 percent compared to Q2 2020.
●	Gross profit increased by $3.3 million to $6.9 million, or 48.6 percent of sales as compared to $3.6 million, or 29.4 percent of sales in Q2 2020.
●	During the quarter, the Company completed the planned expansion of its cultivation and processing facility in New Mexico, which is now fully operational. The Company now has four operating dispensaries and 13,000 sq. ft. of cultivation capacity in the New Mexico market, which is expected to transition to adult-use sales in the spring of calendar year 2022, pending development of operating regulations.
●	During the quarter, the Company announced the launch of its ground medical cannabis flower products in the state of New York. The ground flower line is being sold in 3.5-gram and 7-gram jars and will be expanded to feature indica, sativa, and hybrid strains such as Killer Kush, Wedding Cake, and a Kosher-approved Tangie Kush. These products will be available at all four of the Company's dispensaries in New York and via home delivery.
●	On June 8-9, 2021, the Company hosted its inaugural Investor Day events, during which the Company discussed the long-term outlook for its various state markets and also announced that its subsidiary, Resurgent Biosciences, plans to expand its research into psychedelics. Resurgent is a non-plant/fungus touching-entity and does not intend to engage directly in the cultivation, manufacture, or distribution of any psychedelics. For more information regarding the Company’s Investor Day events and disclosures, please visit https://goodnessgrowth2021.q4ir.com.

Second Quarter Financial Summary

Total revenue was $14.2 million in the first quarter, an increase of 16.5 percent as compared to Q2 2020, including the Company’s former subsidiaries in Pennsylvania and Ohio. Excluding contributions from Pennsylvania and Ohio, revenue increased 44.5 percent. Retail revenue excluding Pennsylvania increased 35.7 percent to $11.3 million in Q2 2021 and reflected growth in each of the Company’s retail markets. Wholesale revenue, excluding Pennsylvania and Ohio increased by 92.1 percent to $2.9 million, driven by strong growth in Arizona and New York.

Gross profit was $6.9 million, or 48.6 percent of revenue, as compared to gross profit of $3.6 million or 29.4 percent of revenue in Q2 last year. The improvement in gross profit was driven by higher throughput across all markets resulting in decreased fixed cost per unit.

Total operating expenses in the second quarter were $10.2 million, a reduction of $5.5 million as compared to $15.6 million in the second quarter of 2020. The decrease in total expenses was attributable to a decrease in stock- based compensation expenses, partially offset by increased general and administrative expenses which was driven by operational buildouts in Arizona and Maryland, where the Company is in the process of completing large cultivation and manufacturing expansion projects.

Total other expenses were $1.3 million during Q2 2021, a reduction of $2.4 million compared to $3.7 million in Q2 2020. The decrease was primarily attributable to a gain on derivative liability of $1.5 million during the quarter.

EBITDA, as described in accompanying disclosures and footnotes, was a loss of $0.9 million during Q2 2021, compared to a loss of $13.2 million in Q2 2020. Adjusted EBITDA was a loss of $1.0 million in Q2 2021, as compared to a loss of $1.8 million in Q2 2020. Please refer to the Supplemental Information and Reconciliation of Non-GAAP Financial Measures at the end of this press release for additional information.

Net loss in Q2 2021 was $5.5 million, as compared to a net loss of $16.1 million in Q2 2020. The improvement in net loss was driven by the increase in gross profit margin and lower operating and other expenses, partially offset by increased income tax expense.

Other Events

On July 9, 2021, the Company announced that its subsidiary has signed a definitive agreement to purchase a medical cannabis dispensary located in Baltimore. Upon closing of the transaction, which is expected to occur later this year pending regulatory approval and subject to customary closing conditions, the Company will have two dispensaries operating in the state of Maryland.

On August 13, 2021, the Company announced in a separate news release that it had appointed Josh Rosen to its Board of Directors, expanding its number of board seats to seven. Josh Rosen is Managing Partner at Bengal Capital, and former Chief Executive Officer and Chairman of 4Front Ventures, a multi-state U.S. cannabis operator.

Balance Sheet and Liquidity

As of June 30, 2021, the Company had 126,021,801 equity shares issued and outstanding on an as-converted basis, and 154,346,560 shares outstanding on an as-converted, fully diluted basis.

As of June 30, 2021, total current assets were $42.0 million, including cash on hand of $20.8 million. Total current liabilities were $16.1 million, with $1.1 million in debt due within 12 months.

Horizon Strategy & Outlook

The Company's Horizon strategy was unveiled during its recent Investor Day events, and is a plan for growth through fiscal year 2022. Over this timeframe, the Company expects to open an additional 6-10 Green Goods® retail dispensaries, and a majority of the Company's markets are expected to begin to generate more substantial revenue growth as pending changes to regulatory regimes take effect.

Management has provided various outlook ranges for performance in fiscal year 2022, the achievement of which depend upon the Company’s ability to achieve expected biomass production yields, the timing of completion of various development projects, the timing of commencement of adult-use sales in New Mexico and New York, and the timing of commencement of flower sales in the Minnesota medical market.

Dr. Kingsley commented, "We believe the expansion projects we have underway, combined with growth catalysts driven by changing regulatory frameworks in our markets, will result in substantial improvements in revenue growth and profitability over the next 18 months. Variability in our performance will depend on the timing of completion of projects and regulatory approvals in our markets, but we believe we’re positioned for significant growth next year as we continue executing our Horizon strategy."

Conference Call and Webcast Information

Goodness Growth management will host a conference call with research analysts today, Friday, August 13, 2021 at 8:00 a.m. ET (7:00 a.m. CT) to discuss its financial results for its second quarter ended June 30, 2021. Interested parties may register to attend the conference call via the following link: http://www.directeventreg.com/registration/event/9694714.

Upon registration, each participant will be provided with call details and a registrant ID for Goodness Growth's conference ID number 9694714. A live audio webcast of this event will also be available in the

Events & Presentations section of the Company’s Investor Relations website and will be archived for one year.

About Goodness Growth Holdings, Inc.

Goodness Growth Holdings, Inc., is a physician-led, science-focused holding company whose mission is to bring the power of plants to the world. The Company’s operations consist primarily of its multi-state cannabis company subsidiary, Vireo Health, and its science and intellectual property incubator, Resurgent Biosciences. The Company manufactures proprietary, branded cannabis products in environmentally friendly facilities and state-of-the-art cultivation sites, and distributes its products through its growing network of Green Goods® and other retail locations and third-party dispensaries. Its team of more than 500 employees are focused on the development of differentiated products, driving scientific innovation of plant-based medicines and developing meaningful intellectual property. Today, the Company is licensed to grow, process, and/or distribute cannabis in eight markets and operates 18 dispensaries across the United States. For more information about Goodness Growth Holdings, please visit www.goodnessgrowth.com.

Additional Information

Additional information relating to the Company’s second quarter 2021 results will be available on EDGAR and SEDAR later today. Goodness Growth refers to certain non-GAAP financial measures such as Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and adjusted EBITDA (defined as earnings before interest, taxes, depreciation, amortization, less certain non-cash equity compensation expense, one-time transactions, and other non-recurring non-cash items. These measures do not have any standardized meaning and may not be comparable to similar measures presented by other issuers. Please see the Supplemental Information and Reconciliation of Non-GAAP Financial Measures at the end of this news release for more detailed information regarding non-GAAP financial measures.

Contact Information

Investor Inquiries:

Sam Gibbons

Vice President, Investor Relations

samgibbons@goodnessgrowth.com

(612) 314-8995

Media Inquiries:

Albe Zakes

Vice President, Corporate Communications

albezakes@goodnessgrowth.com
(267) 221-4800

Forward-Looking Statement Disclosure

This press release contains "forward-looking information" within the meaning of applicable United States and Canadian securities legislation. To the extent any forward-looking information in this press release constitutes “financial outlooks” within the meaning of applicable United States or Canadian securities laws, such information is being provided as preliminary financial results and the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such financial outlooks. Forward-looking information contained in this press release may be identified by the use of words such as “expect,” “plans,” “strategy,” “outlook,” “will,” “believe,” “continue,” “range,” “subject to,” and “pending,” or variations of such words and phrases. These statements should not be read as guarantees of future performance or results. Forward-looking information includes both known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company or its subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements or information contained in this press release. Financial outlooks, as with forward-looking information generally, are, without limitation, based on the assumptions and subject to various risks as set out herein. Our actual financial position and results of operations may differ materially from management’s current expectations and, as a result, our revenue and cash on hand may differ materially from the revenue and cash values provided in this press release. Forward-looking information is based upon a number of estimates and assumptions of management, believed but not certain to be reasonable, in light of management's experience and perception of trends, current conditions, and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment; and the availability of licenses, approvals and permits.

Although the Company believes that the expectations and assumptions on which such forward-looking information is based are reasonable, undue reliance should not be placed on the forward-looking information because the Company can give no assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information. Such risks and uncertainties include, but are not limited to, risks related to the timing of adult-use legislation in markets where the Company currently operates; current and future market conditions, including the market price of the subordinate voting shares of the Company; risks related to the COVID-19 pandemic; federal, state, local, and foreign government laws, rules, and regulations, including federal and state laws in the United States relating to cannabis operations in the United States and any changes to such laws; operational, regulatory and other risks; execution of business strategy; management of growth; difficulty to forecast; conflicts of interest; risks inherent in an agricultural business; liquidity and additional financing; and risk factors set out in the Company's Annual Report on Form 10-K for the year ended December 31, 2020, which is available on EDGAR with the U.S. Securities and Exchange Commission and filed with the Canadian securities regulators and available under the Company's profile on SEDAR at www.sedar.com.

The statements in this press release are made as of the date of this release. The Company disclaims any intent or obligation to update any forward-looking information, whether as a result of new information, future events or results, or otherwise, other than as required by applicable securities laws.

Supplemental Information

The financial information reported in this news release is based on audited financial statements for the fiscal year ended December 31, 2020 and unaudited condensed interim consolidated financial statements for the fiscal quarter ended June 30, 2021. All financial information contained in this news release is qualified in its entirety with reference to such financial statements. To the extent that the financial information contained in this news release is inconsistent with the information contained in the Company’s audited financial statements, the financial information contained in this news release shall be deemed to be modified or superseded by the Company’s audited financial statements. The making of a modifying or superseding statement shall not be deemed an admission for any purposes that the modified or superseded statement, when made, constituted a misrepresentation for purposes of applicable securities laws.

GOODNESS GROWTH HOLDINGS, INC.

CONSOLIDATED BALANCE SHEETS AS OF JUNE 30, 2021 AND DECEMBER 31, 2020

(Amounts Expressed in United States Dollars, Except for Share Amounts, unaudited and condensed)

GOODNESS GROWTH HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

THREE AND SIX MONTHS ENDED JUNE 30, 2021 AND 2020

(Amounts Expressed in United States Dollars, Except for Share Amounts, unaudited and condensed)

GOODNESS GROWTH HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

SIX MONTHS ENDED JUNE 30, 2021 AND 2020

Reconciliation of Non-GAAP Financial Measures

EBITDA and Adjusted EBITDA are non-GAAP measures and do not have standardized definitions under GAAP. The following information provides reconciliations of the supplemental non-GAAP financial measures, presented herein to the most directly comparable financial measures calculated and presented in accordance with GAAP. The Company has provided the non-GAAP financial measures, which are not calculated or presented in accordance with GAAP, as supplemental information and in addition to the financial measures that are calculated and presented in accordance with GAAP. These supplemental non- GAAP financial measures are presented because management has evaluated the financial results both including and excluding the adjusted items and believe that the supplemental non-GAAP financial measures presented provide additional perspective and insights when analyzing the core operating performance of the business. These supplemental non-GAAP financial measures should not be considered superior to, as a substitute for or as an alternative to, and should be considered in conjunction with, the GAAP financial measures presented.

Reconciliation of Net Loss to EBITDA and Adjusted EBITDA